Filed pursuant to Rule 497(e)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG GW&K ESG Bond Fund

AMG GW&K High Income Fund

AMG Veritas Asia Pacific Fund

(Statement of Additional Information dated May 1, 2023)

AMG GW&K International Small Cap Fund

(Statement of Additional Information dated October 1, 2023)

Supplement dated December 13, 2023 to the

Statements of Additional Information dated as noted above

The following information supplements and supersedes any information to the contrary relating to AMG GW&K ESG Bond Fund (the “ESG Bond Fund”), AMG GW&K High Income Fund (the “High Income Fund”), AMG Veritas Asia Pacific Fund (the “Asia Pacific Fund”), and AMG GW&K International Small Cap Fund (each, a “Fund” and collectively, the “Funds”), each a series of AMG Funds III (the “Trust”), contained in the Funds’ Statements of Additional Information (collectively, the “SAIs”), dated as noted above.

At a meeting of shareholders of the Funds held on October 10, 2023, as adjourned to October 31, 2023 and November 21, 2023, shareholders voted to (1) re-elect five of the Trust’s current Trustees and elect two new nominees to the Board of Trustees of the Trust and (2) approve the amendment of each of the High Income Fund’s and the Asia Pacific Fund’s fundamental investment restrictions with respect to borrowing and issuing senior securities. Accordingly, effective immediately, each SAI is revised as follows:

The table in the “Trustees and Officers – Independent Trustees” section is amended to add the following:

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Jill R. Cuniff YOB: 1964	Trustee since 2023	Retired (2016 to Present); President & Portfolio Manager, Edge Asset Management (2009-2016); President & Chief Investment Officer, Morley Financial Services (2001-2009); President, Union Bond & Trust Company (2001-2009)	41	Director of Harding, Loevner Funds, Inc. (12 portfolios) (2018-Present).	Significant experience as a board member of mutual funds; significant business experience as president of executive teams; experience with institutional and retail distribution; experience as a co-portfolio manager.

Peter W. MacEwen YOB: 1964	Trustee since 2023	Private investor (2019-Present); Affiliated Managers Group, Inc. (2003-2018): Chief Administrative Officer, Office of the CEO (2013-2018); Senior Vice President, Finance (2007-2013); Vice President, Finance (2003-2007)	41	None	Significant experience in the financial services industry, including as a senior executive of an S&P 500 asset management firm where responsibilities included: corporate finance and capital raising; strategy development and execution; internal audit and risk management; and oversight of global operations.

The following is added to the end of the “Trustees and Officers – Trustee Share Ownership” section:

As of December 31, 2022, Ms. Cuniff and Mr. MacEwen did not own shares of the Funds or the other series of the Trust, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds IV. During the past five years, Mr. MacEwen did hold 2,536 shares of AMG, the Investment Manager’s parent company, which he sold on August 11, 2023. As of August 12, 2023, Mr. MacEwen no longer holds any shares of AMG.

The following is added to the end of the “Trustees and Officers – Trustees’ Compensation” section:

From July 25, 2023 through October 10, 2023, Ms. Cuniff and Mr. MacEwen served as consultants to the Board on an as needed basis. As compensation for their services, Ms. Cuniff and Mr. MacEwen each received $31,250, paid by the Funds and the other series of the Trust, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds IV.

In addition, effective immediately, the SAI of the ESG Bond Fund, the High Income Fund, and the Asia Pacific Fund is revised as follows:

The section entitled “Investment Policies – Investment Techniques and Associated Risks – Borrowing” is deleted in its entirety and replaced with the following:

(3) Borrowing

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. In addition, each Fund may borrow up to 33 1/3% of its total assets through an interfund lending program with other eligible funds in the AMG Fund Complex (as further described below). The 1940 Act also permits an open-end investment company to borrow money from a bank or other person provided that such loan is for temporary purposes only and is in an amount not exceeding 5% of the value of the investment company’s total assets at the time when the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Typically, a Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. The Trust, on behalf of each Fund, has entered into a master interfund lending agreement that would allow each Fund to borrow, for temporary purposes only, from other eligible funds in the AMG Fund Complex, subject to each Fund’s fundamental investment restrictions and provided such borrowings do not exceed the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the below mentioned and any other applicable exemptive order or other relief. Please see “Interfund Lending” below for more information. If a Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. A Fund will incur costs when it borrows, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If a Fund is permitted to borrow money to take advantage of investment opportunities, if the income and appreciation on assets acquired with such borrowed funds exceed their borrowing cost, a Fund’s investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. If a Fund borrows to invest in securities and the related gains from the investment and/or any hedging activity exceed the cost of borrowing and/or losses on hedging, the NAV of the shares will rise more than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the NAV of the Fund’s shares will decrease faster than would otherwise be the case. This speculative characteristic is known as “leverage.”

The introductory language and fundamental investment restrictions one and two in the section within “Additional Investment Policies – Fundamental Investment Restrictions” relating to the Asia Pacific Fund are deleted in their entirety and replaced with the following:

“The Asia Pacific Fund may:

(1) Issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(2) Borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

The Asia Pacific Fund may not:”

In addition, within the section relating to the Asia Pacific Fund, the explanatory notes related to investment restrictions (1) and (2) are deleted in their entirety.

The introductory language and fundamental investment restrictions one and two in the section within “Additional Investment Policies – Fundamental Investment Restrictions” relating to the High Income Fund are deleted in their entirety and replaced with the following:

“The High Income Fund may:

(1) Issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(2) Borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

The High Income Fund may not:”

In addition, within the section relating to the High Income Fund, the explanatory notes related to investment restrictions (1) and (2) are deleted in their entirety.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE